UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DATCHAT, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Datchat, INC.
204 Neilson Street
New Brunswick, NJ 08901

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 21, 2023

To the Shareholders of DatChat, Inc.:

The 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) of DatChat, Inc., a Nevada corporation (the “Company,” “DatChat,” “we,” “us,” or “our”), will be held virtually on December 21, 2023, at 11:00 a.m. Eastern Time. The 2023 Annual Meeting will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2023 Annual Meeting by visiting www.virtualshareholdermeeting.com/DATS2023.

In addition to voting by submitting your proxy prior to the 2023 Annual Meeting, you also will be able to vote your shares electronically during the 2023 Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the 2023 Annual Meeting, the holders of our outstanding common stock and our Series B Preferred Stock will act on the following matters:

1.      To elect members of the Company’s board directors (the “Board”) to serve for a one-year term to expire at the 2024 annual meeting of shareholders;

2.      To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.      To approve an increase to the number of authorized shares of common stock of the Company from 18,000,000 shares to 180,000,000 shares (the “Authorized Share Increase”); and

4.      To transact such other business as may properly be brought before the 2023 Annual Meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the election of our Board’s director nominees (Proposal 1), “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2), and “FOR” the approval of the Authorized Share Increase (Proposal 3).

Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about November 9, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record on our books at the close of business on October 30, 2023, the record date for the 2023 Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a shareholder of record, you may vote in one of the following ways:

•        Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

•        Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided;

•        Vote by phone by calling 1-800-690-6903; or

•        Vote online at the 2023 Annual Meeting at www.virtualshareholdermeeting.com/DATS2023.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The 2023 Annual Meeting will be a virtual shareholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The 2023 Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DATS2023 and entering your 16-digit control number (included on the Notice mailed to you).

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Kingsdale Advisors:

Proxy Solicitation Agent
745 Fifth Avenue, 5th Floor, New York, New York 10151

North American Toll-Free Phone:
1-888-518-1562
Call Collect Outside North America: 1-646-741-5795
Email: contactus@kingsdaleadvisors.com

Whether or not you plan to attend the 2023 Annual Meeting virtually, we urge you to take the time to vote your shares.

By Order of the Board of Directors,
/s/ Darin Myman
Darin Myman
Chief Executive Officer, President and Director
New Brunswick, NJ
November 9, 2023

Datchat, INC.
204 Neilson Street
New Brunswick, NJ 08901

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 21, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2023 ANNUAL MEETING TO BE HELD ON DECEMBER 21, 2023

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended on May 12, 2023 (together, the “2022 Annual Report”) are available without charge at www.ProxyVote.com, by telephone at 1-800-579-1639, by email sendmaterial@proxyvote.com, or by notifying our Corporate Secretary, in writing, at 204 Neilson Street, New Brunswick, NJ 08901

The board of directors (“Board” or “Board of Directors”) of DatChat, Inc. (“Company,” “we,” “us,” or “our”) is soliciting the enclosed proxy for use at its 2023 annual meeting of shareholders (the “2023 Annual Meeting”). The 2023 Annual Meeting will be held on December 21, 2023 at 11:00 a.m., and will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2023 Annual Meeting by visiting www.virtualshareholdermeeting.com/DATS2023.

On or about November 9, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including this proxy statement and the 2022 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

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FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the 2023 Annual Meeting:

Q:     Why are we holding the 2023 Annual Meeting?

A:     As a matter of good corporate practice, and in compliance with applicable corporate law and the Nasdaq Stock Market Rules, we hold a meeting of shareholders annually. This year’s meeting will be held on December 21, 2023. There will be at least four items of business that must be voted on by our shareholders at the 2023 Annual Meeting, and our Board is seeking your proxy to vote on these items. This proxy statement contains important information about us and the matters that will be voted on at the 2023 Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.

Q:     Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:     In accordance with the rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this proxy statement and our 2022 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which we will begin mailing to our shareholders on or about November 9, 2023, will instruct you as to how you may access and review all of the proxy materials over the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:     Who is entitled to vote?

A:     Only shareholders of record as of the close of business on October 30, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the 2023 Annual Meeting. A list of shareholders eligible to vote at the 2023 Annual Meeting is available for inspection at any time up to the 2023 Annual Meeting. If you would like to inspect the list, please call our Corporate Secretary at (732) 374-3529 to arrange a visit to our offices.

Q:     How many shares of common stock and Series B Preferred Stock can vote?

A:     There were 2,103,321 shares of common stock and 2,000,000 shares of Series B Preferred Stock issued and outstanding as of the close of business on the Record Date. Each shareholder entitled to vote at the 2023 Annual Meeting may cast one vote for each share of common stock owned by him, her or it which has voting power upon each matter considered at the 2023 Annual Meeting. Each holder of Series B Preferred Stock entitled to vote at the Special Meeting may cast ten votes for each share of Series B Preferred Stock owned by him, her or it and has the right to vote only on the Authorized Share Increase proposal (Proposal 3) provided that such votes must be counted in the same proportion as the shares of common stock voted on Proposal 3. As an example, if 50.5% of the shares of common stock are voted “FOR” Proposal 1, 50.5% of the votes cast by the holder of the Series B Preferred Stock will be cast as votes “FOR” Proposal 1. Holders of common stock and Series B Preferred Stock will vote on Proposal 1 as a single class.

Q:     What may I vote on?

A:     You may vote on the following matters:

1.      the election of members of the Board to serve for a one-year term to expire at the 2023 annual meeting of shareholders;

2.      the ratification of the appointment of Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.      the approval of an increase to the number of authorized shares of common stock of the Company from 18,000,000 shares to 180,000,000 shares (the “Authorized Share Increase”); and

4.      any other business that may properly come before the 2023 Annual Meeting and any adjournment or postponement thereof.

Q:     Will any other business be presented for action by shareholders at the 2023 Annual Meeting?

A:     The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:     How does the Board recommend that I vote on each of the proposals?

A:     Our Board recommends a vote “FOR” the director nominees (Proposal 1), “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2), and “FOR” the approval of the Authorized Share Increase (Proposal 3).

Q:     How do I vote my shares?

A:     The answer depends on whether you own your shares of common stock and/or Series B Preferred Stock directly (that is, you hold shares that show your name as the registered shareholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own your shares directly (i.e., you are a “registered shareholder”): your proxy is being solicited directly by us, and you can vote by mail, over the Internet, over the phone or you can vote at the 2023 Annual Meeting if you virtually attend the meeting.

If you wish to vote by mail, please do the following: (i) sign and date the proxy card, (ii) mark the boxes indicating how you wish to vote, and (iii) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxy will vote your shares “FOR” the director nominees, “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023; “FOR” the approval of the Authorized Share Increase, and, in his discretion, on any other matter that properly comes before the 2023 Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote over the Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on December 20, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. There may be costs associated with electronic access, such as usage charges from Internet access providers that must be paid by the shareholder. The Internet voting procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote his, her or its shares and confirm that his, her or its instructions have been properly recorded. Voting over the Internet authorizes the named proxy to vote your shares in the same manner as if you had submitted a validly executed proxy card.

If you wish to vote by telephone, you may vote by calling 1-800-690-6903.

If you wish to vote during the meeting, go to www.virtualshareholdermeeting.com/DATS2023. You will be able to attend the 2023 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2023 Annual Meeting.

If you hold your shares through a broker, bank or other nominee:    If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2023 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the 2023 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting. See also “Will my shares be voted if I do not return my proxy?” below.

Q:     What is a proxy?

A:     A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Darin Myman, our Chief Executive Officer. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the 2023 Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock and/or Series B Preferred Stock may be voted.

Q:     How Will my Shares be Voted if I Give No Specific Instruction?

A:     We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.      “FOR” the election of each of the five (5) members to our Board of Directors; and

2.      “FOR” the ratification of the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

3.      “FOR” the approval of the Authorized Share Increase.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

Q:     What if I want to change my vote or revoke my proxy?

A:     If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the 2023 Annual Meeting. To do so, you must do one of the following:

1.      Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 11:59 p.m. Eastern Time on December 20, 2023.

2.      Sign a new proxy and submit it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 who must receive the proxy card no later than December 20, 2023. Only your latest dated proxy will be counted.

3.      Virtually attend the 2023 Annual Meeting and vote electronically at the meeting. Virtually attending the 2023 Annual Meeting alone will not revoke your Internet vote or proxy submitted by mail, as the case may be.

4.      Give our Corporate Secretary written notice before or at the 2023 Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote electronically at the 2023 Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a broker’s legal proxy as described in the answer to the question “How do I vote my shares?” above.

Q:     What is a quorum?

A:     The holders of 33 and 1/3% of the 2,103,321 shares of common stock and 2,000,000 shares of Series B Preferred Stock outstanding as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the 2023 Annual Meeting. If you choose to have your shares represented by proxy at the 2023 Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the 2023 Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the 2023 Annual Meeting until a quorum is present.

Q:     What is a Broker Non-Vote?

A:     If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Q:     What vote is required to approve each matter and how are votes counted?

A:     The table below summarizes the proposals that will be voted on, the vote required to approve each item:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR” “AGAINST” “ABSTAIN”
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2023 Annual Meeting by the holders entitled to vote thereon.

“FOR” “AGAINST” “ABSTAIN”
Proposal No. 3: Approval of the Authorized Share Increase

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2023 Annual Meeting by the holders entitled to vote thereon.

“FOR” “AGAINST” “ABSTAIN”

Q:     Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:     Members of the Board have an interest in Proposal 1, the election to the Board of the five director nominees set forth herein. Members of the Board and officers of the Company do not have any interest in Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm, or Proposal 3, approval of the Authorized Share Increase.

Q:     How many shares do the affiliates, directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:     Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of approximately 14.6% of our outstanding common stock and are expected to vote in favor of the election of the five director nominees set forth in this proxy statement, and in favor of the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q:     Who will count the votes?

A:     A representative of Broadridge Financial Solutions, Inc., will serve as our inspector of elections and will count the votes cast by proxy and the votes cast in person at the 2023 Annual Meeting.

Q:     Who can attend the 2023 Annual Meeting?

A:     All shareholders are invited to attend the 2023 Annual Meeting.

Q:     How do I attend the 2023 Annual Meeting?

A:     The 2023 Annual Meeting will be held on December 21, 2023 at 11:00 a.m. Eastern Time in a virtual format online at www.virtualshareholdermeeting.com/DATS2023.

Q:     Why a virtual meeting?

A:     We are pleased to offer our shareholders a completely virtual 2023 Annual Meeting, which provides worldwide access, improved communication and cost savings for our shareholders and the Company.

Q:     What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:     we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:     Are there any expenses associated with collecting the shareholder votes?

A:     All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Kingsdale Advisors as our strategic stockholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting. If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone toll-free 1-888-518-1562 or collect outside North America at 1-646-741-5795, or by email at contactus@kingsdaleadvisors.com.

Q:     Do I have Dissenters’ Rights of Appraisal?

A:     Our shareholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the 2023 Annual Meeting.

Q:     Where can you find the voting results?

A:     Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the 2023 Annual Meeting.

Q:     Who is our Independent Registered Public Accounting Firm, and will they be represented at the 2023 Annual Meeting?

A:     On April 13, 2023, the Audit Committee of the Board of Directors approved the dismissal of D. Brooks and Associates CPAs, P.A. (“D. Brooks”) as our independent registered public accounting firm effective April 13, 2023. D. Brooks served as our independent registered public accounting firm for the fiscal year ended December 31, 2021 and audited our financial statements for such fiscal year as of December 31, 2021. On April 13, 2023, the Audit Committee appointed Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We expect that one or more representatives of Salberg will be virtually present at the 2023 Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the 2023 Annual Meeting.

Q:     How do I obtain an Annual Report on Form 10-K?

A:     If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that we filed with the SEC, we will send you one without charge. Please write to:

DATCHAT, INC.
204 Neilson Street
New Brunswick, NJ 08901
Attn: Corporate Secretary

All of our SEC filings are also available free of charge under the heading “SEC Filings” in the “Investors” section of our website at www.datchat.com.

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board currently consists of five directors, and their terms will expire at the 2023 Annual Meeting. Directors are elected at the annual meeting of shareholders each year and hold office until their resignation or removal or their successors are duly elected and qualified.

Darin Myman, Joseph Nelson, Carly Schumer, Peter Shelus and Wayne Linsley have each been nominated to serve as directors and have agreed to stand for election. If the nominees are elected at the 2023 Annual Meeting, then each nominee will serve for a one-year term expiring at the 2024 annual meeting of shareholders and until his successor is duly elected and qualified.

Under our Amended and Restated Bylaws, a plurality of the votes cast at the 2023 Annual Meeting is required to elect a nominee as a director. With respect to Proposal 1, you may vote FOR, AGAINST or ABSTAIN with respect to each director nominee. Any nominee receiving more votes FOR than AGAINST will be elected. If you ABSTAIN, your shares will be counted as present and entitled to vote for purposes of establishing a quorum but will not be counted for purposes of determining the number of votes cast. Therefore, if your shares are held by your brokerage firm, bank or other nominee in “street name” and you do not timely provide voting instructions with respect to your shares, your brokerage firm, bank or other nominee cannot vote your shares on Proposal 1. Shares held in “street name” by banks, brokerage firms, or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or AGAINST any nominee. As a result, such “broker non-votes” or voting to ABSTAIN will have no effect on the voting on Proposal 1.

If no contrary indication is made, proxies will be voted “FOR” Darin Myman, Joseph Nelson, Carly Schumer, Peter Shelus and Wayne Linsley or, in the event that any such individual is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the election of all of our director nominees at the 2023 Annual Meeting.

Nominees for Election to the Board

Nominee	Age	Position(s)
Darin Myman	58	President, Chief Executive Officer and Director
Peter Shelus	39	Chief Technology Officer and Director
Carly Schumer	35	Director
Joseph Nelson	40	Director
Wayne Linsley	66	Director

Nominees for Election to the Board for a Term Expiring at the 2024 Annual Meeting of Shareholders

Darin Myman

Darin Myman has served as Chief Executive Officer and Chairman of the board of directors since January 2015. Previously, Mr. Myman served as co-founder and Chief Executive Officer of Wally World Media, Inc., (OTC:WLYW). He also has served as the Chief Executive Officer and a member of PeopleString’s board of directors since PeopleString’s inception. Mr. Myman developed extensive Internet skills through a variety of positions. He has executive management and founder experience having served as a co-founder and Chief Executive Officer of BigString Corporation, a publicly traded company, since October 2005. He also has corporate governance and board experience having served as a member of BigString’s board of directors since BigString’s inception. Prior to BigString, Mr. Myman was a co-founder and Chief Executive Officer of LiveInsurance.com, the first online insurance broker that pioneered the electronic storefront for large national insurance agencies. Prior to co-founding LiveInsurance.com, he served as a Vice President of the online brokerage services unit of Westminster Securities Corporation. We believe that Mr. Myman is qualified to serve as a member of our board of directors because of his background in business and experience in senior leadership and as a board member of public companies.

Peter Shelus

Peter Shelus is a co-founder of DatChat and has served as our Chief Technology Officer since January 2016 and a member of our board of directors since December 2022. Mr. Shelus has over 10 years of ephemeral messaging and mobile video development experience. Mr. Shelus has been at the forefront of the secure messaging industry, having served as a lead engineer for one of the first ephemeral messaging platforms, “BigString,” where he helped develop the patented technology that became a cornerstone of self-destructing messaging. Mr. Shelus holds Bachelor of Science degree in computer science from Rutgers University. We believe that Mr. Shelus is qualified to serve as a member of our board of directors because of his experience in the secure messaging industry and background in technology engineering and development.

Joseph Nelson

Joseph Nelson has served as a member of our board of directors since August 2021. Since December 2017, Mr. Nelson has served as the Head of Investor Relations for GasLog Ltd., and GasLog Partners LP, a leading international owner, operator and manager of liquefied natural gas carriers providing support to many of the world’s largest energy companies. From November 2014 to November 2017, Mr. Nelson served as an Equity Research Analyst at Credit Suisse. From November 2013 to November 2014, Mr. Nelson worked as an Equity Research Analyst at Maxim Group. Mr. Nelson holds a Master of Business Administration degree from New York University’s Stern School of Business; a Bachelor of Science degree in chemistry and a Bachelor of Art degree in philosophy from the Stevens Institute of Technology. We believe that Mr. Nelson is qualified to serve as a member of our board of directors because of his experience in investor relations and background in business and finance.

Carly Schumer

Carly Schumer has served as a member of our board of directors since August 2021. Since May 2011, Ms. Schumer has worked as a digital consultant at ShmeeLive. From May 2018 to June 2020, Ms. Schumer served as a digital director for Lust For Life, LLC, a subsidiary of Renewable Energy & Power, Inc. (OTCQB: RBNW). Ms. Schumer has in-depth experience in ecommerce and digital industries with specializations in digital marketing campaign development, content marketing strategy, SEO and paid media management. Her digital marketing background is rooted in inbound marketing strategies and her approach focuses on listening to user needs and communicating to them via high quality content in order to attract return visitors and engagements. Ms. Schumer specializes in working with start-up companies, across the technology, healthcare and fashion industries. Ms. Schumer holds Bachelor of Art degree in arts, entertainment & media management from Columbia College Chicago. We believe that Ms. Schumer is qualified to serve as a member of our board of directors because of her experience and background in digital marketing for e-commerce and public companies.

Wayne Linsley

Wayne D. Linsley has served as a member of the board of directors since August 2021. Mr. Linsley has over 40 years of experience in business management. Since April 2020, Mr. Linsley has served as a member of the board of directors of Hoth Therapeutics, Inc. (NASDAQ: HOTH), a clinical-stage biopharmaceutical company and since January 2020, he has served as a member of the board of directors of Silo Pharma, Inc. (NASDAQ: SILO) a biopharmaceutical company focused on merging traditional therapeutics with psychedelic research. From 2014 to September 2021, Mr. Linsley served as the Vice President of Operations at CFO Oncall, Inc., a company that provides financial reporting and controller services on an outsourced basis and previously, from 2012 to 2014, Mr. Linsley worked at CFO Oncall, Inc. as an independent contractor. Mr. Linsley holds Bachelor of Science degree in Business Administration from Siena College. We believe that Mr. Linsley is qualified to serve as a member of our board of directors because of his experience as a director of public companies and background in financial reporting.

Material Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. We have adopted a Code of Business Conduct and Ethics which applies to all of our officers, directors and employees and charters for our audit committee, our compensation committee and our nominating and corporate governance committee. We have posted copies of our Code of Business Conduct and Ethics, as well as each of our committee charters, on the Corporate Governance page of the Investors section of our website, www.datchat.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any shareholder upon written request to DatChat, Inc., 204 Neilson Street, New Brunswick, NJ 08901, Attn: Corporate Secretary.

Director Independence

Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board considers Wayne Linsley, Carly Schumer and Joseph Nelson to be “independent.”

Board Leadership Structure and Role in Risk Oversight

The Company does not have a formal policy regarding the separation of its Chair and Chief Executive Officer positions. Darin Myman serves as Chairman of the Board and Chief Executive Officer of the Company. Due to the size of our Company, we believe that this structure is appropriate. We believe that the fact that three of the four members of the Board are independent reinforces the independence of the Board in its oversight of our business and affairs, and provides for objective evaluation and oversight of management’s performance, as well as management accountability. Furthermore, the Board believes that Mr. Myman is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Myman is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of our Board. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board Meetings

During the fiscal year ended December 31, 2022, our Board held 6 meetings. In addition, our audit committee held 5 meetings; our compensation committee held 2 meetings and our nominating and corporate governance held 1 meeting. All of the directors attended every committee meeting.

Committees of Our Board of Directors

Our Board of Directors directs the management of our business and affairs, as provided by Nevada law, and conducts its business through meetings of the Board of Directors and its standing committees. We have a standing audit committee, compensation committee and nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Our Board of Directors has determined that all of the members of the audit committee, the compensation committee and the nominating and corporate governance committee are independent as defined under the applicable rules of The Nasdaq Capital Market, including, in the case of all of the members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). In making such determination, the Board of Directors considered the relationships that each director has with our Company and all other facts and circumstances that the Board of Directors deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.

Audit Committee

Our audit committee is responsible for, among other things:

•        approving and retaining the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements;

•        reviewing the proposed scope and results of the audit;

•        reviewing and pre-approval of audit and non-audit fees and services;

•        reviewing accounting and financial controls with our independent registered public accounting firm and our financial and accounting staff;

•        reviewing and approving transactions between us and our directors, officers and affiliates;

•        establishing procedures for complaints received by us regarding accounting matters;

•        overseeing internal audit functions, if any; and

•        preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our audit committee consists of Wayne Linsley, Carly Schumer, and Joseph Nelson, with Wayne Linsley serving as chair. Each member of our audit committee meets the financial literacy requirements of the Nasdaq rules. In addition, our Board of Directors has determined that Wayne Linsley qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our Board of Directors adopted a written charter for the audit committee, which is available on our website at www.datchat.com.

Compensation Committee

Our compensation committee is responsible for, among other things:

•        reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;

•        establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•        administering our stock incentive plans; and

•        preparing the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our compensation committee consists of Wayne Linsley of Carly Schumer, and Joseph Nelson, with Wayne Linsley serving as chair.

Our Board of Directors adopted a written charter for the compensation committee, which is available on our website at www.datchat.com.

Nominating and Governance Committee

Our nominating and governance committee is responsible for, among other things:

•        identifying and nominating members of the Board of Directors;

•        developing and recommending to the Board of Directors a set of corporate governance principles applicable to our Company; and

•        overseeing the evaluation of our Board of Directors.

Our nominating and corporate governance committee consists of Wayne Linsley, Carly Schumer, and Joseph Nelson, with Wayne Linsley serving as chair.

Our Board of Directors adopted a written charter for the nominating and corporate governance committee, which is available on our website at www.datchat.com.

Director Nominations Process

Our nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of shareholders, the nominating and corporate governance committee considers the criteria set forth in the nominating and corporate governance committee charter. Specifically, the nominating and corporate governance committee may take into account many factors, including personal and professional integrity, experience relevant to the Company’s industry, diversity of background and perspective including, but not limited to, with respect to gender and ethnicity and any other relevant qualifications, attributes or skills.

We consider diversity a meaningful factor in identifying director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board or shareholders. The nominating and corporate governance committee also may, but need not, retain a third-party search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

The nominating and corporate governance committee will also consider potential nominees submitted by shareholders in accordance with the procedures set forth in our Amended and Restated Bylaws and other processes adopted from time to time for submission of director nominees by shareholders, and such candidates will be considered and evaluated under the same criteria described above. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, DatChat, Inc., 204 Neilson Street, New Brunswick, NJ 08901.

Board Diversity Matrix

Our nominating and corporate governance committee is committed to promoting diversity on our Board of Directors. We have surveyed our current directors and asked each director to self-identify their race, ethnicity, and gender using one or more of the below categories. The results of this survey are included in the matrix below.

	Board Diversity Matrix (As of October __, 2023)
Total Number of Directors		5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+		1
Did Not Disclose Demographic Background

Code of Ethics and Code of Conduct

We adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website at www.datchat.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors-Corporate Governance” section of our website at www.datchat.com or will be included in a Current Report on Form 8-K, which we will file within four business days following the date of the amendment or waiver.

Anti-hedging

The Company does not currently have a policy prohibiting employees, officers, or directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Director Attendance at Annual Meetings

Our policy is that directors should attend our annual meetings of shareholders.

Shareholder Communications with our Board

Shareholders and other interested persons seeking to communicate with our Board must submit their written communications to our Corporate Secretary at Datchat, Inc., 204 Neilson Street, New Brunswick, NJ 08901. Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Depending on the subject matter of the communication, our Secretary will do one of the following:

•        forward the communication to the Board or any individual member of our Board to whom any communication is specifically addressed;

•        attempt to handle the inquiry directly, for example where it is a request for information about our Company or it is a stock related matter; or

•        not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

Our Board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors and received compensation for such service during the fiscal year ended December 31, 2022. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board of Directors in 2022.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joseph Nelson	36,000	0	0	0	0	0	36,000
Carly Schumer	36,000	0	0	0	0	0	36,000
Wayne Linsley	60,000	0	0	0	0	0	60,000

AUDIT COMMITTEE REPORT

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our website at www.datchat.com.

In the performance of its oversight function, the audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2022 with management and with our independent registered public accounting firm. In addition, the audit committee has discussed the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, with D. Brooks and Associates CPAs, P.A., our independent registered public accounting firm for the fiscal year ended December 31, 2022. The audit committee has also received and reviewed the written disclosures and the letter from D. Brooks required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with D. Brooks and Associates CPAs, P.A. their independence from us.

Based on the review and discussions referenced above, the audit committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Audit Committee:

Wayne Linsley

Joseph Nelson

Carly Schumer

The foregoing report of the audit committee does not constitute soliciting material and will not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Myman and Mr. Shelus, whose biographies are included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Position(s)
Darin Myman	58	Chief Executive Officer and Chairman
Peter Shelus	39	Chief Technology Officer and Director
Brett Blumberg	45	Chief Financial Officer
Gabriel Daniels	39	Chief Information Officer
Gianfranco Lopane	38	Head of Business Development

Brett Blumberg

Brett Blumberg has served as our Chief Financial Officer since February 2022. Mr. Blumberg has extensive experience in finance and accounting. He is a certified public accountant and has been a partner of the public accounting firm Jubran, Shorr & Company since 2015. Mr. Blumberg was a senior accountant at CohnReznick, LLP from 2013 to 2014. Prior to obtaining his CPA license Mr. Blumberg was a private banker at Wells Fargo and owned and operated a Mortgage Brokerage/Banking Company, Canyon Financial Group, LLC from 2006 to 2012. He previously worked in recruitment and talent acquisition for accounting and finance firms from 2000 to 2006. Mr. Blumberg holds a Bachelor of Art degree in economics and psychology from SUNY Binghamton University.

Gabriel Daniels

Gabriel Daniels has served as our Chief Information Officer since March 2021. Since May 2019, Mr. Daniels has served as the Co-Founder, President & CEO of NGD Cybersecurity and Customer Service Consultants LLC, a Minority-Woman Owned and Veteran Owned Business providing high-level technical, cyber commissioning, customer service and project management consulting services for companies within the DHS 16 critical infrastructure. From April 2018 to April 2019, Mr. Daniels served as the Cybersecurity Program Manager at Chinook Systems, an engineering firm. From June 2017 to April 2018, Mr. Daniels worked as a Senior Information Assurance Manager at Navstar Inc., an Information Technology & Services firm. In addition, since December of 2017, Mr. Daniels has worked as an adjunct professor at Northern Virginia (NoVA) Community College and Lord Fairfax Community College, where he teaches classes such as introduction to telecommunications, cyberlaw, network attacks, computer crime and hacking, and computer applications and concepts. Mr. Daniels is a 15-year U.S. Army and Navy veteran. While serving in the Army, Mr. Daniels aided in the development of the Army’s Strategic Cybersecurity and Cyber Incident Handling Response Plans. Mr. Daniels holds a master’s degree in cybersecurity and a bachelor’s degree in marketing from the University of Maryland University College.

Gianfranco Lopane

Gianfranco Lopane has served as our Head of Business Development since February 2022 and President of our wholly-owned subsidiary, SmarterVerse, since July 2022. Since August 2018, Mr. Lopane has served as the founder of Generiqo, a NFT, metaverse, and blockchain consulting company. From June 2020 to May 2021, Mr. Lopane served as a senior account executive at XPO Logistics, Inc. From April 2017 to January 2020, Mr. Lopane served as a co-founder of Real World Ads, an advertising network company for the metaverse. Mr. Lopane holds a Master’s degree in commerce and marketing from EUDE Business School in Madrid, Spain.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for the year ended December 31, 2022, the compensation awarded to, paid to, or earned by, our Chief Executive Officer and two other most highly compensated executive officers, whose total compensation during such years exceeded $100,000. We refer to these officers as our “named executive officers.”:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Darin Myman	2022	$450,000	$—	$—	$—	$—	$—	$—	$450,000
Chief Executive Officer	2021	$422,250	$350,000	$—	$2,796,850	$—	$—	$31,623	$3,600,723
Brett Blumberg	2022	$52,500	—	—	—	—	—	—	$52,500
Chief Financial Officer
Peter Shelus	2022	$268,750	$—	$—	$—	$—	$—	$—	$268,750
Chief Technology Officer	2021	$165,000	$—	$—	$—	$—	$—	$36,750	$201,750

____________

(1)      On September 28, 2021, we granted 250,000 stock options to our CEO. The options have a term of 5 years from the date of grant and are exercisable at an exercise price of $35 per share. The options vest 25% every six months from date of grant for two years.

(2)      Other compensation was made up of health insurance expenses.

Outstanding Equity Awards at December 31, 2022

The following table provides information regarding option awards held by each of our named executive officers that were outstanding as of December 31, 2022. There were no stock awards or other equity awards outstanding as of December 31, 2022.

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Darin Myman	250,000	—	—	35.00	9/28/2026	—	—	—	—

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors and received compensation for such service during the fiscal year ended December 31, 2022. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board of Directors in 2022.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joseph Nelson	36,000	0	0	0	0	0	36,000
Carly Schumer	36,000	0	0	0	0	0	36,000
Wayne Linsley	60,000	0	0	0	0	0	60,000

Employment Agreements

Darin Myman Employment Agreement

On August 27, 2021, we entered into an agreement (the “Employment Agreement”) with Darin Myman effective as of August 15, 2021 pursuant to which Mr. Myman’s (i) base salary will increase to $450,000 per year, and (ii) Mr. Myman shall be entitled to receive an annual bonus in an amount up to $350,000, which annual bonus may be increased by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”), in its sole discretion, upon the achievement of additional criteria established by the Compensation Committee from time to time (the “Annual Bonus”). In addition, pursuant to the Employment Agreement, upon termination of Mr. Myman’s employment for death or Total Disability (as defined in the Employment Agreement), in addition to any accrued but unpaid compensation and vacation pay through the date of his termination and any other benefits accrued to him under any Benefit Plans (as defined in the Employment Agreement) outstanding at such time and the reimbursement of documented, unreimbursed expenses incurred prior to such termination date (collectively, the “Payments”), Mr. Myman shall be entitled to the following severance benefits: (i) 24 months of his then base salary; (ii) if Mr. Myman elects continuation coverage for group health coverage pursuant to COBRA Rights (as defined in the Employment Agreement), then for a period of 24 months following Mr. Myman’s termination he will be obligated to pay only the portion of the full COBRA Rights cost of the coverage equal to an active employee’s share of premiums (if any) for coverage for the respective plan year; and (iii) payment on a pro-rated basis of any Annual Bonus or other payments earned in connection with any bonus plan to which Mr. Myman was a participant as of the date of his termination (together with the Payments, the “Severance”). Furthermore, pursuant to the Employment Agreement, upon Mr. Myman’s termination (i) at his option (A) upon 90 days prior written notice to the Company or (B) for Good Reason (as defined in the Employment Agreement), (ii) termination by the Company without Cause (as defined in the Employment Agreement) or (iii) termination of Mr. Myman’s employment within 40 days of the consummation of a Change in Control Transaction (as defined in the Employment Agreement), Mr. Myman shall receive the Severance; provided, however, Mr. Myman shall be entitled to a pro-rated Annual Bonus of at least $200,000. In addition, any equity grants issued to Mr. Myman shall immediately vest upon termination of Mr. Myman’s employment by him for Good Reason or by the Company at its option upon 90 days prior written notice to Mr. Myman, without Cause.

Brett Blumberg Employment Agreement

On February 15, 2022, we entered into an employment agreement (the “Blumberg Employment Agreement”) with Brett Blumberg effective as of February 15, 2022 pursuant to which Mr. Blumberg will serve as Chief Financial Officer of the Company. The term of the Blumberg Employment Agreement will continue for a period of one year from the Effective Date and automatically renews for successive one year periods at the end of each term until either party delivers written notice of their intent not to review at least 30 days prior to the applicable renewal date. Pursuant to the terms of the Blumberg Employment Agreement, Mr. Blumberg (i) shall receive an annual base salary of $60,000 (effective as of February 15, 2022), (ii) shall be entitled to earn a bonus, subject to the sole discretion of the Company’s Board and (iii) shall be eligible to receive awards pursuant to the Company’s equity incentive plans, subject to the sole discretion of the Company’s compensation committee. Mr. Blumberg is also entitled to participate in any and all Employee Benefit Plans (as defined in the Blumberg Employment Agreement), from time to time, that are then in effect along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time. The Blumberg Employment Agreement may be terminated by either the Company or Mr. Blumberg at any time and for any reason upon 10 days prior written notice. Upon termination of the Blumberg Employment Agreement, Mr. Blumberg shall be entitled to (i) any equity award that has vested prior to the termination date, (ii) reimbursement of expenses incurred on or prior to such termination date and (iii) such employee benefits to which Mr. Blumberg may be entitled as of the termination date (collectively, the “Accrued Amounts”). The Blumberg Employment Agreement shall also terminate upon Mr. Blumberg’s death or the Company may terminate Mr. Blumberg’s employment upon his Disability (as defined in the Blumberg Employment Agreement). Upon the termination of Mr. Blumberg’s employment for death or Disability, Mr. Blumberg shall be entitled to receive the Accrued Amounts. The Blumberg Employment Agreement also contains covenants prohibiting Mr. Blumberg from disclosing confidential information with respect to the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended December 31, 2022 and December 31, 2021 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Transactions with Related Persons

Except as described below and except for employment arrangements which are described under “executive compensation,” since January 1, 2019, there has not been, nor is there currently proposed, any transaction in which we are or were a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the total assets at December 31, 2022 and 2021, and any of our directors, executive officers, holders of more than 5% of our common stock or any immediate family member of any of the foregoing had or will have a direct or indirect material interest.

Our Chief Executive Officer, Mr. Darin Myman, from time to time, provides advances to the Company for working capital purposes. At December 31, 2022 and 2021, the Company had a payable to the officer of $1,315 and $203, respectively, which is presented as due to related party on the balance sheets. These advances are short-term in nature and non-interest bearing. During the years ended December 31, 2022 and 2021, respectively, Mr. Myman provided advances to the Company for working capital purposes totaling $20,294 and $177,624 and the Company repaid $19,182 and $177,615 of these advances, respectively.

Research and Development

On July 19, 2022, the Company entered into a software development agreement with Metabizz LLC (“Metabizz”), a company whose managing partner is also the Chief Innovation Officer of Smarterverse, the Company’s wholly-owned subsidiary. During the year ended December 31, 2022, the Company paid Metabizz $514,957 for software development services which is included in research and development expense — related party on the accompanying consolidated statements of operations.

Related Persons Transaction Policy

We have adopted a formal policy regarding approval of transactions with related parties. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or one percent of our total assets at year-end for our last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

•        the risks, costs and benefits to us;

•        the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

PROPOSAL 2: RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and our Board has directed that management submit the appointment of Salberg as the Company’s independent registered public accounting firm for ratification by the shareholders at the 2023 Annual Meeting. Representatives of Salberg are expected to be virtually present at the 2023 Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions. Salberg was appointed to serve as our independent registered public accounting firm in 2023.

Shareholder ratification of the appointment of Salberg as the Company’s independent registered public accounting firm is not required by law. However, our Board is submitting the audit committee’s appointment of Salberg to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

On April 13, 2023, our audit committee approved the dismissal of D. Brooks and Associates CPAs, P.A. (“D. Brooks”) as our independent registered public accounting firm effective April 13, 2023. The audit reports of D. Brooks on our consolidated financial statements for each of the two most recent fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

On April 13, 2023, our audit committee appointed Salberg as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023.

Independent Registered Public Accountant’s Fee

The following table sets forth the aggregate fees billed by D. Brooks as described below:

	2022	2021
Audit Fees(1)	$68,238	$62,000
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$68,238	$62,000

____________

(1)      Audit Fees are paid for professional services rendered for the audit of the Company’s annual consolidated financial statements and reviews of the Company’s unaudited condensed consolidated financial statements.

Pre-Approval Policies and Procedures

Our Board of Directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by our Board of Directors before the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent registered public accounting firm and believe that the provision of services for activities unrelated to the audit is compatible with maintaining their respective independence.

Recommendation of our Board

Our Board recommends a vote “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL 3: APPROVAL OF THE AUTHORIZED SHARE INCREASE

Introduction

Our Articles of Incorporation, as amended (the “Articles of Incorporation”), currently authorizes the issuance of up to 18,000,000 shares of common stock and 20,000,000 shares of preferred stock. Our Board has approved an amendment to increase the number of authorized common stock from 18,000,000 shares to 180,000,000 shares.

Reasons for the Increase in Authorized Common Stock Amendment

Our Board determined that the Authorized Share Increase is in the best interests of the Company and unanimously recommends approval by shareholders. The Board believes that the availability of additional authorized shares of common stock is required for several reasons including, but not limited to, the additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends). In addition, certain of our securities are exercisable for shares of our common stock. Therefore, we must maintain a sufficient amount of authorized, but unissued shares of common stock adequate to issue shares of common stock upon the exercise of such securities.

As of the Record Date, there were 2,103,321 shares of our common stock issued out of the 18,000,000 shares of common stock that we are authorized to issue. In addition, as of the Record Date, an aggregate of approximately 367,385 shares of common stock have been reserved for future issuance, including: (i) an aggregate of 133,580 shares reserved for issuance under our 2021 Equity Incentive Plan; (ii) 67,385 shares of common stock reserved for issuance upon the exercise of outstanding warrants; and (iii) 166,420 shares of common stock reserved for issuance upon the exercise of outstanding options. Thus, we have approximately 15,529,294 shares of common stock available for future issuance at this time. Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future.

Effects of the Increase in Authorized Common Stock

Following the filing of the Authorized Share Increase amendment with the Secretary of State of the State of Nevada, we will have the authority to issue up to 180,000,000 shares of common stock. These shares may be issued without shareholder approval at any time, in the sole discretion of our Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of our Company.

In addition, the Authorized Share Increase amendment could have a number of effects on our Company’s shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of common stock or other securities convertible or exercisable into shares of our common stock in the future, it could dilute the voting rights of existing shareholders and could also dilute earnings per share and book value per share of existing shareholders. The increase in authorized number of common stock could also discourage or hinder efforts by other parties to obtain control of our Company, thereby having an anti-takeover effect. The increase in authorized number of common stock is not being proposed in response to any known threat to acquire control of our Company.

The Authorized Share Increase amendment will not change the number of shares of common stock issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the our common stock.

Procedure for Implementing the Amendment

The Authorized Share Increase amendment will become effective upon the filing or such later time as specified in the filing with the Secretary of State of the State of Nevada. The exact timing of the filing of the Authorized Share Increase amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to our Company and our shareholders.

Required Vote of Shareholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock and Series B Preferred Stock is required to approve this proposal.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the Authorized Share Increase at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock and Series B Preferred Stock by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group. The percentage ownership information is based on 2,103,321 shares of common stock and 2,000,000 shares of our Series B Preferred Stock outstanding as of the Record Date. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

	Shares of Common Stock Beneficially Owned		Shares of Series B Preferred Stock Beneficially Owned		% of Total Voting Power
Name of Beneficial Owner(1)	Shares	%	Shares	%
Directors and Executive Officer:
Darin Myman(2)	193,750	9.2%			%
Peter Shelus	100,000	4.8%			%
Brett Blumberg	—	—
Wayne D. Linsley(3)	4,375	*
Joseph Nelson(3)	4,375	*
Carly Schumer(3)	4,375	*
Directors and Executive Officers as a group (6 persons)	308,275	14.6%			49.1%
5% or Greater Stockholders:
Chris Camarra	—	—	2,000,000	100%	49.1%

____________

*        Represents beneficial ownership of less than 1%.

(1)      The address of each holder listed below, except as otherwise indicated, is 204 Neilson Street, New Brunswick, New Jersey 08901.

(2)      Includes 18,750 vested stock options

(3)      Includes 4,375 of vested stock options

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2022, we believe that our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2022.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holder	1,601,200	$10.9	1,395,800
Equity compensation plans not approved by security holder	—	—	—
Total	1,601,200	$10.9	1,395,800

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR 2024 ANNUAL MEETING OF SHAREHOLDERS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 annual meeting of shareholders (the “2024 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2024 Annual Meeting, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2024 Annual Meeting has been changed by more than 30 days from the date of the 2023 Annual Meeting, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2024 Annual Meeting.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Shareholders who intend to present a proposal at our 2024 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after August 23, 2024 but no later than September 22, 2024; provided, however, in the event that the 2024 Annual Meeting occurs on a date that is not within 25 days before or after the anniversary date of the 2024 Annual Meeting, notice of such proposal must be received by our Secretary no later than the close of business on the 10th day following the day on which such notice of the date of the 2024 Annual Meeting is mailed or public disclosure of the date of the 2024 Annual Meeting is made, whichever first occurs. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a shareholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice bylaw for our 2024 Annual Meeting is September 22, 2024. Shareholders intending to provide such a notice must comply with all requirements of Rule 14a-19 in addition to all requirements under our By-Laws, including the timing of notice requirements described above.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple shareholders residing at the same address. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered shareholders and beneficial owners of shares held in street name.

Registered Shareholders

If you are a registered shareholder and have consented to householding, then we will deliver or mail one Notice or set of our proxy materials, as applicable, for all registered shareholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to the Company’s Corporate Secretary by telephone at (732) 374-3529 or by mail at 204 Neilson Street, New Brunswick, NJ 08901. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report, proxy statement, or Notice to a shareholder at a shared address to which a single copy of the documents was delivered.

If you are a registered shareholder who has not consented to householding, then we will continue to deliver or mail Notices or copies of our proxy materials, as applicable, to each registered shareholder residing at the same address. You may elect to participate in householding and receive only one Notice or set of proxy materials, as applicable, for all registered shareholders residing at the same address by providing notice to the Company as described above.

Street Name Holders

Shareholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

ANNUAL REPORT

This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ending December 31, 2022 (“2022 Annual Report”) which includes our audited financial statements. We have filed the 2022 Annual Report with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at www.datchat.com. In addition, upon written request to the Company’s Corporate Secretary at 204 Neilson Street, New Brunswick, NJ 08901, we will mail a paper copy of our 2022 Annual Report, including the financial statements and the financial statement schedules, to you free of charge.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the shareholders at the 2023 Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxies or their substitutes. All shareholders are urged to complete, sign and return the proxy card.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Kingsdale Advisors to assist in the solicitation of proxies. We will pay a fee of approximately $10,500 plus reasonable out-of-pocket charges to Kingsdale Advisors for such services.

DATCHAT, INC. 204 NEILSON ST NEW BRUNSWICK, NJ 08901 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 20, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DATS2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 20, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V25565-P00503 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DATCHAT, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors For Against Abstain Nominees: 1a. Darin Myman 1b. Peter Shelus 1c. Carly Schumer 1d. Joseph Nelson 1e. Wayne Linsley The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Approval of an increase to the number of authorized shares of common stock of the Company from 18,000,000 shares to 180,000,000 shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Abstain Against For Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V25566-P00503 DATCHAT, INC. Annual Meeting of Shareholders December 21, 2023 11:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Darin Myman with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of DatChat, Inc.’s common stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the 2023 Annual Meeting of Shareholders of the company to be held December 21, 2023 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side